Exhibit 10.1

FORBEARANCE AGREEMENT

THIS FORBEARANCE AGREEMENT (this “Agreement”) is effective as of the 1st day of June, 2023, by and among the entities listed on Schedule 1-A hereto (each a “Borrower” and collectively, the “Borrowers”), the entities listed on Schedule 1-B hereto (each a “Guarantor” and collectively, the “Guarantors”), and FANNIE MAE, a corporation organized and existing under the laws of the United States of America.

RECITALS:

WHEREAS, certain of the Borrowers are party to (i) that certain Master Credit Facility Agreement (Seniors Housing) (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “MCFA”), dated December 18, 2018, by and between the Borrowers party thereto and Berkadia Commercial Mortgage LLC (“Berkadia”) and (ii) the loan agreements listed on Schedule 2 hereto (each a “Loan Agreement” and collectively, the “Loan Agreements” and together with the MCFA, the “Credit Facilities”), pursuant to which the Lenders (as defined on Schedule 2) made the loans listed on Schedule 3 hereto (collectively, the “Loans”) to the Borrowers;

WHEREAS, pursuant to the Credit Facilities, the Borrowers issued the notes listed on Schedule 3 hereto (collectively, the “Notes”) evidencing the Loans;

WHEREAS, in order to secure the payment of the indebtedness under the Credit Facilities, the Borrowers entered into the security agreements listed on Schedule 4 hereto (collectively, the “Security Agreements”) whereby the Borrowers conveyed to the applicable Lenders first priority security interests in and liens on, among other things, (i) certain real property listed on Schedule 5 hereto and improvements thereon (each a “Mortgaged Property” and collectively, the “Mortgaged Properties”), which are evidenced by the instruments listed on Schedule 5 hereto (collectively, the “Security Instruments”) and (ii) the personal property located on or about the Mortgaged Properties;

WHEREAS, the Borrowers also executed the assignments of rents and leases listed on Schedule 6 hereto (collectively, the “Assignments of Rents” and together with the Credit Facilities, the Notes, the Security Agreements, the Security Instruments, and other ancillary documents related thereto, the “Loan Documents”);

WHEREAS, the Lenders have assigned, negotiated and transferred their interest in each of the Loan Documents to Fannie Mae pursuant to the assignment documents listed on Schedule 7 hereto. Fannie Mae is now the owner and holder of each of the Notes, Security Instruments, and Assignments of Rents, and the Lenders are the current servicers of the Loans for Fannie Mae;

WHEREAS, in addition to perfecting its security interests in and liens on the personal property by the filing of the Security Instruments, Fannie Mae also perfected its security interests in and liens on the personal property by (i) obtaining the financing statements included as Exhibit A hereto (collectively, the “Financing Statements”) naming the Borrowers as debtors, (ii) obtaining the

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financing statement amendments included as Exhibit B hereto (collectively, the “UCC Amendments”) naming the Lenders as secured parties assigning their rights as secured parties to Fannie Mae, leaving Fannie Mae as the secured party thereunder, and (iii) and filing the Financing Statements and the UCC Amendments with the appropriate filing offices;

WHEREAS, the defaults and events of default described on Schedule 9 hereto (collectively, the “Existing Defaults”) under the Loan Documents have occurred and are continuing as of the date of this Agreement and will occur as provided in Schedule 9 during the Forbearance Period;

WHEREAS, as a result of the Existing Defaults, Fannie Mae is entitled to exercise all of its rights and remedies under the Loan Documents, each of which rights and remedies is fully enforceable under the terms of the Loan Documents;

WHEREAS, the Borrowers have no defense to Fannie Mae’s assertion of such rights and remedies under the Loan Documents and have no claim against Fannie Mae or any other entity that could be raised to support relief that could delay, prevent, or otherwise interfere with Fannie Mae’s exercise of all of its rights and remedies under the Loan Documents; and

WHEREAS, as a result of the Existing Defaults, Fannie Mae has incurred certain costs and fees in the amount of $167,481.79 that are both reimbursable under the Loan Documents and reasonable under the circumstances.

NOW, THEREFORE, for and in consideration of the mutual covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto incorporate the above recitals herein and agree as follows:

1. The Maturity Dates of the Loans are the Maturity Dates listed on Schedule 3 hereto.

2. Fannie Mae, each Borrower, and each Guarantor hereby acknowledges that, as of the date hereof, prior to giving effect to the transactions contemplated hereby, the current outstanding principal balance under the Credit Facilities and of the Notes is $427,242,779.99 and the accrued and unpaid interest under the Credit Facilities and on the Notes is $524,988.32.

3. Each Borrower and each Guarantor hereby acknowledges and agrees that (i) the Existing Defaults constitute Events of Default (as defined in each Credit Facility, as applicable) under each Credit Facility that have occurred and are continuing as of the date hereof, (ii) the Existing Defaults have not been cured as of the date hereof (in each case to the extent able to be cured under each Credit Facility), (iii) except for the Existing Defaults, no other defaults or Events of Default (as defined in each Credit Facility, as applicable) have occurred or are continuing under any Credit Facility, and (iv) the existence of the Existing Defaults permits Fannie Mae to exercise all of its rights and remedies under the Loan Documents, each of which rights and remedies is fully enforceable under the terms of the Loan Documents. To each parties’ best knowledge, each Borrower, each Guarantor and Fannie Mae acknowledge and agree that as of the date hereof, the only Events of Default or defaults under the Loan Documents are the Existing Defaults.

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4. Upon execution of this Agreement, the Borrowers shall, and hereby agree to, promptly pay Fannie Mae an initial payment of Five Million and 00/100 Dollars ($5,000,000.00) in immediately available funds (such payment, the “Initial Payment”). The Initial Payment shall be applied as follows: Four Million Five Hundred Thousand Dollars ($4,500,00.00) to the principal amount outstanding under the Vintage Gardens Loan (Loan # 338167588), and Five Hundred Thousand Dollars ($500,000.00) to the principal amount outstanding under the Waterford at Levis Commons second lien Loan Documents (Loan # 820112447).

5. Fannie Mae hereby agrees, in consideration of the terms and conditions set forth in this Agreement, and the timely performance by the Borrowers of their obligations under this Agreement, to forbear from the exercise of its legal and equitable remedies under the Loan Documents solely as they relate to the Existing Defaults from June 1, 2023 until October 1, 2023 (the “Forbearance Period”). Any agreement by Fannie Mae to extend the Forbearance Period, if any, must be set forth in writing and signed by a duly authorized signatory of Fannie Mae. Except as set forth in this Agreement in connection with the negotiation and consummation of an agreed Loan Modification Agreement, each Borrower and each Guarantor acknowledges that Fannie Mae has not made any assurances concerning (a) the possibility of an extension of the Forbearance Period, or (b) any additional forbearance, waiver, restructuring or other accommodations. If not previously terminated under the terms of this Agreement, the Forbearance Period shall, automatically and without action of any person, terminate immediately upon the first to occur of the following: (i) a default by any Borrower under the terms of this Agreement, (ii) any action by any other creditor of any Borrower that in Fannie Mae’s sole discretion requires action by Fannie Mae to protect its security interest in the Mortgaged Properties, (iii) the occurrence of a material adverse change in the business, operations, financial condition or assets of the Borrowers, (iv) the occurrence of any default, event of default or other breach under any Loan Document, subject to the applicable cure period, that does not constitute an Existing Default, or (v) the execution of the Loan Modification Agreement (defined herein) for the Credit Facilities (any event in the preceding clauses (i) through (v), a “Termination Trigger Event”).

6. Upon any termination of the Forbearance Period, the agreement of Fannie Mae to forbear from exercising its legal and equitable remedies under the Loan Documents as they relate to the Existing Defaults shall automatically and immediately terminate, without further action by any person and without the requirement of any demand, presentment, protest, or notice of any kind, all of which each of Borrowers and each of the Guarantors waives. Each Borrower and each Guarantor agrees that Fannie Mae may (but shall not be required to) at any time thereafter proceed to exercise any and all of its rights and remedies under any or all of the Loan Documents, including, without limitation, its rights and remedies with respect to the Existing Defaults.

7. As provided for in Schedule 10, each Borrower hereby reaffirms its obligation to pay, and shall pay, all costs and expenses (including, but not limited to, legal fees and expenses) incurred by Fannie Mae under the Loan Documents, including all costs and expenses incurred by Fannie Mae in connection with the preparation, negotiation, and administration of this Agreement and the Loan Modification Agreement (as defined below), and, in each case, any amendment, waiver or consent related thereto, whether or not the transactions contemplated herein or therein are consummated.

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8. Each Borrower hereby agrees that, without the prior written consent of Fannie Mae, it will not seek to market or sell any Mortgaged Property at a purchase price less than the outstanding balance owed under the Loan Agreement or Note secured by such Mortgaged Property or the loan amount allocated to such Mortgaged Property under the MCFA (a “Subject Property Shortfall”) or related Note, as applicable; provided, however, that if a Subject Property Shortfall will be satisfied by (i) an equity investment made by Conversant Capital or any other investor in the common stock of Sonida Senior Living, Inc. (the “Company”) which is provided to the applicable Borrower(s), (ii) a reallocation of the remaining indebtedness under the other Credit Facilities in a manner satisfactory to Fannie Mae in its sole and absolute discretion, or (iii) such other means that are acceptable to and approved of by Fannie Mae in its sole and absolute discretion, then the applicable Borrower may seek to market and sell such Mortgaged Property.

9. The Borrowers shall, and hereby agree to, furnish or cause to be furnished to Fannie Mae, in each case, in form and substance satisfactory to Fannie Mae:

a)

not later than each Thursday, commencing June 15, 2023, a weekly census report covering the prior week for each Seniors Housing Facility (as defined in each Credit Facility) operated on the Mortgaged Properties;

b)

not later than fifteen (15) business days after the last day of each month, commencing June 15, 2023, monthly financial reports for the Borrowers at both a property and a corporate level, including income statements, balance sheets, operating statements, rent rolls, and any other information reasonably requested by Fannie Mae;

c)

not later than forty-five (45) days after the last day of each fiscal quarter of the Borrowers, commencing with the fiscal quarter ending June 30, 2023, quarterly reports on market conditions for each Mortgaged Property, including rents and occupancies at competitive properties, new deliveries to the market, and any other information reasonably requested by Fannie Mae;

d)

on or prior to June 30, 2023, a capital expenditure schedule (the “Cap-Ex Schedule”) for each Mortgaged Property that provides a timeframe for completion and includes property condition assessment schedules to determine the level of investment required at each Mortgaged Property including the investment required to restore normal operations at the Mortgaged Property known as The Waterford at Plymouth; and

e)	on or prior to June 30, 2023, a property inspection schedule including rotating six-month inspections on at least 50% of the Mortgaged Properties under all Credit Facilities.

10. Each Borrower hereby agrees that, prior to the conclusion of the Forbearance Period, it will not (i) make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any capital stock or other equity interest of such Borrower or (ii) purchase, redeem or otherwise acquire for value any capital stock or other equity interest of any Borrower now or hereafter outstanding; provided, however, nothing in this Section 10 shall (i) interfere with the ordinary transfer of funds between Borrowers and their affiliates for the purpose of paying pooled expenses ordinarily allocable to individual Borrowers as part of the

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Borrowers’ ordinary centralized disbursement procedures; or (ii) preclude the Company from issuing shares of its common stock to raise money for market transactions including without limitation purchasing additional communities and/or other community-owning entities or similar transactions.

11. Each Borrower hereby agrees to continue to fund all replacement reserves, escrow amounts, any replacement interest rate cap, and any similar funded amounts required pursuant to any Credit Facility and any other Loan Documents.

12. Fannie Mae hereby agrees that, subject to the satisfaction of each of the conditions listed on Schedule 11 hereto (the “Specified Conditions”), it will exercise commercially reasonable efforts to enter into a loan modification agreement with an effective date not earlier than September 10, 2023 or later than September 30, 2023 (the “Loan Modification Agreement”) modifying each Credit Facility on the terms set forth on Schedule 12 hereto and in form and substance otherwise acceptable to Fannie Mae in its sole discretion; provided, however, that Fannie Mae’s obligation under this Section 12 is expressly conditioned on and subject to the Specified Conditions and the cooperation of the Borrowers to effectuate the transactions contemplated by this Agreement; and provided further, Fannie Mae will exercise commercially reasonable efforts to send to the Company a draft of the Loan Modification Agreement as soon as reasonably practicable after this Agreement is executed.

13. Each Borrower acknowledges that Fannie Mae has incurred fees and expenses in the amount set forth on Schedule 10 hereto, which are both reimbursable under the terms of the Loan Documents and reasonable under the circumstances. On or before July 10, 2023, the Borrowers shall pay to Fannie Mae the amount of $167,481.79 in immediately available funds to be applied by Fannie Mae as reimbursement for fees and expenses incurred to date by Fannie Mae in connection with this Agreement.

14. During the Forbearance Period, the Borrowers shall pay to Fannie Mae, on the first day of each month, an amount equal to not less than the monthly installments of principal and interest required by the Notes and Credit Facilities as modified by the proposed terms of the Loan Modification Agreement as set forth on Schedule 12 hereto, as well as all other payments, including without limitation, taxes, insurance and other escrows as required by the Loan Documents (such payments, the “Monthly Installments”). Fannie Mae shall hold all Monthly Installments in suspense until the earliest of (i) the date on which Loan Modification Agreement becomes effective, (ii) the expiration of the Forbearance Period, whether at its stated conclusion or upon the termination of the Forbearance Period due to a Termination Trigger Event, or (iii) upon any other termination of the Forbearance Period, the date that is sixty (60) days following such termination, at which time Fannie Mae shall cause the Monthly Installments to be applied to the corresponding Credit Facility as determined by Fannie Mae in its sole and absolute discretion. The Borrowers are making such Monthly Installments in anticipation of a Loan Modification Agreement consistent with the proposed terms set forth on Schedule 12 and subject to the terms of Schedule 11 hereof, the successful consummation of which Loan Modification Agreement will eliminate the Existing Default arising from the payment of Monthly Installments in accordance with this Section 14.

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15. (a) To the extent any payment received by Fannie Mae is determined to be an avoidable preference, fraudulent transfer, or otherwise determined to be an avoidable transfer by a court of competent jurisdiction, upon entry of a final order which is no longer subject to further review or appeal, then each such transfer will be deemed never to have occurred and the balance of the applicable Loan will be adjusted accordingly.

(b) The Forbearance Period is immediately terminated upon entry of an order, the effect of which is either (i) to surcharge the security interest of Fannie Mae under § 506(c) of the Bankruptcy Code, or otherwise, or (ii) to subordinate the security interest of Fannie Mae under any application of equitable subordination under § 510(c) of the Bankruptcy Code.

16. Each Borrower and each Guarantor represents and warrants to Fannie Mae as follows:

a)	each of the Recitals set forth above is true and correct and does not fail to state any material facts;

b)

such Borrower or such Guarantor, as applicable, has no defenses, setoffs, deductions, or claims against Fannie Mae or Lenders arising out of any Loan evidenced by the Notes, the Credit Facilities and the other Loan Documents and that each of Fannie Mae’s rights and remedies as set forth in the Loan Documents is fully enforceable on the terms and conditions stated in the Loan Documents, except as modified by this Agreement;

c)

such Borrower or such Guarantor, as applicable, (i) is a limited liability company or corporation (as applicable), duly organized, validly existing and in good standing under the laws of the jurisdiction or its incorporation or formation, as applicable, and (ii) has the power and authority to execute, deliver and perform its obligations under this Agreement;

d)

the execution, delivery and performance by such Borrower or such Guarantor, as applicable, of this Agreement have been duly authorized by all necessary organizational action, and do not and will not (i) contravene the terms of its Organizational Documents (as defined in the MCFA), (ii) conflict with or result in any breach or contravention of, in any material respect, or the creation of any lien under (A) any material contractual obligation to which such Borrower or such Guarantor, as applicable, is a party or (B) any order, injunction, writ or decree of any Governmental Authority (as defined in the MCFA) or any arbitral award to which such Borrower or such Guarantor, as applicable, or its property is subject, (iii) violate any law applicable to any Borrower or any Guarantor in any material respect, or (iv) require any approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority (as defined in the MCFA) or any other person;

e)

this Agreement (i) has been duly executed and delivered by such Borrower or such Guarantor, as applicable, and (ii) constitutes a legal, valid and binding obligation of such Borrower or such Guarantor, as applicable, enforceable against such Borrower or such Guarantor, as applicable, in accordance with its terms, except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles; and

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f)

at the time of and immediately after giving effect to this Agreement, except for the Existing Defaults, no default or event of default under any Loan Document has occurred and is continuing or would result from the consummation of the transactions contemplated hereby.

17. (a) Fannie Mae hereby revokes any permission created by the Loan Documents which allows any Borrower to collect the rents and other income from the Mortgaged Properties (the “Rents”). For the limited purpose of facilitating the Borrowers’ obligations hereunder, Fannie Mae hereby appoints each Borrower as Fannie Mae’s agent to collect the Rents, and to hold the Rents in trust for Fannie Mae. Each Borrower accepts such appointment and acknowledges that it has a fiduciary duty to Fannie Mae to collect the Rents, pay over the proceeds from the Rents only as provided in this Agreement, and to account for the Rents. So long as no default has occurred under this Agreement, the Borrowers may apply the Rents to the payment of allowable and reasonable costs and expenses for managing, operating and maintaining the Mortgaged Properties inclusive of a management fee; provided, however, no fees, charges, or compensation shall be paid to any Borrower, their respective general partners, limited partners, members, or other related persons or entities, if any, or to any affiliates thereof except for such management fee. Fannie Mae may cancel this appointment at any time, at its sole election and effective immediately upon written notice to the applicable Borrower. Such notice is deemed given when Fannie Mae transmits such notice by telecopy as set forth in this Agreement and receives an electronic confirmation of receipt, whether or not such notice is actually received by the applicable Borrower.

(b) Conditioned only upon a default in any of the obligations under this Agreement, each Borrower hereby consents to the appointment of a state court receiver on an ex parte basis, without any notice to such Borrower, and such Borrower shall not oppose any application to obtain that relief. If any Borrower defaults in its obligations under this Agreement, or in the event of any other default or event of default under the Loan Documents, and Fannie Mae seeks the appointment of a receiver on an ex parte basis, such Borrower shall not oppose such receiver, and shall not otherwise interfere with Fannie Mae’s ex parte petition to obtain the appointment of a receiver.

(c) As part of the bargained-for consideration, if Fannie Mae moves either for (i) the appointment of a trustee, or (ii) the retention under § 543(d) of the Bankruptcy Code of a state court receiver to remain in possession of and manage the Mortgaged Properties, or both, each Borrower agrees (x) that it would be in the best interest of creditors and the estate and that cause exists for the court to grant the relief as requested, and (y) not to oppose any motion seeking such relief.

(d) In addition, if any effort by Fannie Mae to exercise or enforce its rights or remedies under this Agreement or under the Loan Documents is stayed as a result of the commencement of a case under the Bankruptcy Code, each Borrower (i) agrees that any opposition to any motion filed by Fannie Mae seeking any form of relief from any stay under the Bankruptcy Code would be groundless and in bad faith, (ii) agrees not to oppose any such motion which may be requested by Fannie Mae, and (iii) acknowledges that in order to provide Fannie Mae with partial “adequate protection,” in addition to such other relief as the court may deem necessary, and without prejudice to Fannie Mae’s seeking other and additional relief as “adequate protection,” Fannie Mae is entitled to receive monthly an amount equal to the installments due on each applicable Note and Credit Facility as cash collateral while any such stay or restraint is in effect.

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18. Each Borrower hereby releases and forever discharges Fannie Mae, each Lender, and their respective predecessors, successors, assigns, affiliates, officers, directors, employees, attorneys, agents and each current or substitute trustee under the Security Instruments (collectively, the “Indemnitee”), from all Claims, as defined below, and agrees to indemnify the Indemnitee, and hold them harmless from any and all claims, losses, causes of action, costs and expenses of every kind or character in connection with the Claims or the breach of this Agreement or the Loan Documents. As used in this Agreement, the term “Claims” shall mean any and all possible claims, demands, actions, causes of action, costs, expenses and liabilities of any kind or nature whatsoever, liquidated or unliquidated, fixed or contingent, known or unknown, at law or in equity, originating in whole or in part, on or before the date of this Agreement, including but not limited to claims based on usury, any state deceptive trade practices laws, violations of law relating to hazardous substance or environmental contamination, which any Borrower, or any of their respective beneficiaries, may now or hereafter have against the Indemnitee, if any, and irrespective of whether any such Claims arise out of contract, tort, violation of laws or regulations, or otherwise in connection with any of the Loan Documents, including, without limitation, any contracting for, charging, taking, reserving, collecting or receiving interest in excess of the highest lawful rate applicable thereto and any loss, cost or damage, of any kind or character, arising out of or in any way connected with or in any way resulting from the acts, actions or omissions of Indemnitee, including any breach of fiduciary duty, breach of any duty of fair dealing, breach of confidence, breach of funding commitment, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith, malpractice, violations of the Racketeer Influenced and Corrupt Organizations Act, intentional or negligent infliction of mental distress, tortious interference with contractual relations, tortious interference with corporate governance or prospective business advantage, breach of contract, deceptive trade practices, libel, slander, conspiracy, any claim for wrongfully accelerating any amounts due under any Credit Facility or Note or wrongfully attempting to foreclose on any collateral relating to any Credit Facility or Note, or any claim to equitably subordinate Fannie Mae’s claims under § 510(c) of the Bankruptcy Code, but in each case only to the extent permitted by applicable law. This release is solely for the benefit of the Indemnitee and not for any third parties. This release is accepted by Fannie Mae and the Lenders pursuant to this Agreement and shall not be construed as an admission of liability on the part of Fannie Mae or any Lender. The Borrowers, Fannie Mae, and the Lenders have negotiated this Agreement at arms’ length, and the Borrowers are not in a disparate bargaining position relative to Fannie Mae and the Lenders. Each Borrower has carefully evaluated the provisions of this Agreement. Each Borrower acknowledges and agrees that such Borrower’s relationship with Fannie Mae is strictly that of borrower to creditor, that no special relationship exists between such Borrower and Fannie Mae and that Fannie Mae has no fiduciary obligation or similar obligation to such Borrower. Fannie Mae hereby disclaims any and all implied obligations to any Borrower, including but not limited to any obligation to consider or look out for the interests of any Borrower and any other obligation not expressly stated in the Loan Documents or in this Agreement. Each Borrower hereby represents and warrants that such Borrower is the current legal and beneficial owner of all Claims, if any, released hereby and it has not transferred, pledged or assigned or agreed to transfer, pledge or assign to any other individual or entity any of the Claims described in this section.

19. Each Borrower and each Guarantor, as debtors, grantors, pledgors, guarantors, assignors, or in other similar capacities in which such Borrower or Guarantor granted liens or security interests in their properties or otherwise acted as accommodation parties or guarantors, as the case may be, under the Loan Documents, hereby ratifies and reaffirms all of its payment and performance obligations and

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obligations to indemnify, contingent or otherwise, under each Loan Document to which it is a party, and ratifies and reaffirms its grants of liens on or security interests in its properties pursuant to each Loan Document to which it is a party as security for the obligations under or with respect to the Credit Facilities and Notes, and each Borrower and Guarantor confirms and agrees that such liens and security interests hereafter secure all of its obligations, including, without limitation, all of such Borrower’s or Guarantor’s additional obligations hereafter arising or incurred pursuant to or in connection with this Agreement and any Credit Facility, Note, or other Loan Document to which such Borrower or Guarantor is party. Each such party (i) further acknowledges receipt of a copy of this Agreement and all other agreements, documents, and instruments executed and/or delivered in connection herewith, (ii) consents to the terms and conditions of same, and (iii) agrees and acknowledges that each of the Loan Documents, as modified hereby, remains in full force and effect and is hereby ratified and confirmed.

20. A Borrower shall be in default under this Agreement if it fails to timely comply with any provision of this Agreement. Each Borrower understands that a default under the terms of this Agreement shall be deemed to be a default under the terms of the Loan Documents, and Fannie Mae shall be permitted to immediately exercise all of its rights and remedies under the Loan Documents.

21. It is expressly stipulated and agreed to be the intent of the Borrowers and Fannie Mae at all times to comply with applicable state law governing the maximum rate or amount of interest payable on or in connection with the Notes, the Credit Facilities and the Loans (or applicable United States federal law to the extent that it permits Fannie Mae to contract for, charge, take, reserve or receive a greater amount of interest than under state law). If the applicable law is ever judicially interpreted so as to render usurious any amount called for under any Note or Credit Facility or under any Security Instrument, this Agreement or any other Loan Document evidencing, securing or executed in connection with any Loan, or contracted for, charged, taken, reserved or received with respect to any Loan, or if acceleration of the maturity of any Note or any Credit Facility or if any prepayment by any Borrower results in such Borrower having paid any interest in excess of that permitted by law, then it is the Borrowers’ and Fannie Mae’s express intent that all excess amounts theretofore collected by Fannie Mae be credited on the principal balance of the applicable Note or the amount outstanding under the applicable Credit Facility, as applicable (or, if the applicable Note or Credit Facility has been or would thereby be paid in full, refunded to the applicable Borrower), and the provisions of the applicable Note or Credit Facility, this Agreement, the applicable Security Instrument and the other applicable Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder. The rights to accelerate maturity of the Notes and the Credit Facilities does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Fannie Mae does not intend to collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to Fannie Mae for the use, forbearance or detention of the indebtedness evidenced by the Notes, the Credit Facilities or other Loan Documents shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the applicable usury ceiling. Notwithstanding any provision contained in any Note, any Credit Facility, any Security Instrument, this Agreement or

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in any of the other Loan Documents that permits the compounding of interest, including, without limitation, any provision by which any of the accrued interest is added to the principal amount of any Note or the amount outstanding under any Credit Facility, as applicable, the total amount of interest that the applicable Borrower is obligated to pay and Fannie Mae is entitled to receive with respect to the applicable Loan shall not exceed the amount calculated on a simple (i.e., non- compounded) interest basis at the maximum rate allowed by applicable law on principal amounts actually advanced to or for the account of such Borrower, including all current and prior advances and any advances made pursuant to the applicable Credit Facility, Security Instrument, this Agreement or other Loan Documents (such as for payment of taxes, insurance premiums and the like). The provisions of each Note, Credit Facility and Security Instrument limiting the amount of interest which may be contracted for, charged or received on the indebtedness evidenced thereby and dealing with the rights and duties of the parties with respect to the charging and receiving of interest in excess of the maximum rate, are hereby incorporated in this Agreement by reference as though fully set forth herein. To the extent permitted by law, each Borrower hereby waives and releases all claims and defenses based upon usury in connection with the execution of the applicable Note or Credit Facility, the borrowing of the Loan evidenced thereby and the execution of the applicable Security Instrument.

22. Other than as specifically set forth above, Fannie Mae reserves all rights and remedies available to it under the Loan Documents. Any forbearance by Fannie Mae in the exercise of its rights or remedies shall not be a waiver of, or preclude, the exercise of any such rights and remedies thereafter, except as subject to the terms set forth herein.

23. Each Borrower and Fannie Mae acknowledges that other than this Agreement itself, any and all oral or written communications between the Borrowers and Fannie Mae, or any of their respective attorneys or representatives regarding the negotiations leading up to this Agreement and the terms, conditions, and transactions discussed and contemplated by this Agreement (collectively, the “Communications”), are “statements made in compromise negotiations” and not admissible as provided in Rule 408 of the Federal Rules of Evidence and any other applicable rule of evidence. No such Communications shall be utilized or deemed to be admissible as evidence in any litigation involving any Borrower. All such Communications shall be deemed to constitute “compromise negotiations,” as that phrase is used in the Federal Rules of Evidence and the applicable state rules of evidence and shall not be admissible.

24. By signing below, each Borrower acknowledges and understands that this is a legally binding contract that may affect such Borrower’s rights. Fannie Mae has advised each Borrower to obtain independent legal counsel to advise such Borrower about the meaning and importance of this Agreement. Each Borrower represents to Fannie Mae that it has obtained such independent legal counsel and received such legal advice.

25. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter of this Agreement and supersedes all prior and contemporaneous agreements and understandings relative to such subject matter.

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26. Each party hereto and its counsel have reviewed and revised (or requested revisions of) this Agreement and have participated in the preparation of this Agreement, and therefore any usual rules of construction requiring that ambiguities are to be resolved against a particular party shall not be applicable in the construction and interpretation of this Agreement or any schedules or exhibits hereto.

27. This Agreement shall be governed by and construed in accordance with the substantive law of the District of Columbia without regard to the application of choice of law principles that would result in the application of the laws of another jurisdiction. Each Borrower and each Guarantor agrees that any controversy arising under or in relation to this Agreement shall be litigated exclusively in the District of Columbia. The state and federal courts and authorities with jurisdiction in the District of Columbia shall have exclusive jurisdiction over all controversies which shall arise under or in relation to this Agreement or any other Loan Document with respect to the subject matter hereof. Each Borrower and each Guarantor irrevocably consents to service, jurisdiction and venue of such courts for any such litigation and waives any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise. Nothing contained in this Section 27 shall affect the right of Fannie Mae to serve process in any other manner permitted by applicable requirements of law or commence legal proceedings or otherwise proceed against any Borrower or any Guarantor in any other jurisdiction.

28. EACH BORROWER, EACH GUARANTOR AND FANNIE MAE ACKNOWLEDGES AND AGREES THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT, THE LOAN DOCUMENTS OR THE INDEBTEDNESS.

29. This Agreement may be signed or executed using electronic signatures. This Agreement may be executed in as many counterparts as necessary or convenient, including both counterparts that are executed on paper and counterparts that are electronic records and executed electronically. Each executed counterpart (and any copy of an executed counterpart that is an electronic record) shall be deemed an original, and all such counterparts shall constitute one and the same agreement. An electronic or other copy of a signed document shall be considered as effective as an original. By signing this Agreement, each Borrower agrees that Fannie Mae may deliver Communications electronically, that this Agreement, other Loan Documents, and any Communications may, at Fannie Mae’s option, be signed or executed using electronic signatures, and that the use of electronic records and signatures will be in place of written documents and handwritten signatures. If a Borrower executes this Agreement electronically, such Borrower agrees that the electronic mark affixed to this Agreement constitutes the signature of an individually legally authorized to act on behalf of such Borrower and will be enforceable as and to the full extent of a hand-written signature.

30. THE PARTIES AGREE THAT TIME IS OF THE ESSENCE WITH RESPECT TO ALL PAYMENTS AND ALL OBLIGATIONS SET FORTH IN THIS AGREEMENT.

FORBEARANCE AGREEMENT	Page 11

[Remainder of page intentionally left blank]

FORBEARANCE AGREEMENT	Page 12

EXECUTED to be effective as of the date first written above.

FANNIE MAE

By:	/s/ Roy Miller
Name:	Roy Miller
Its:	Senior Director
Date:	6/29/2023

[Signature Page to Forbearance Agreement]

EXECUTED to be effective as of the date first written above.

BORROWERS:

CSL MARION, LLC, a Delaware limited liability company

By:	/s/ Brandon M. Ribar
Name:	Brandon M. Ribar
Its:	President
Date:	6/29/23

CSL NORTH POINTE SC, LLC, a Delaware limited liability company

By:	/s/ Brandon M. Ribar
Name:	Brandon M. Ribar
Its:	President
Date:	6/29/23

CSL SUMMIT PLACE SC, LLC, a Delaware limited liability company

By:	/s/ Brandon M. Ribar
Name:	Brandon M. Ribar
Its:	President
Date:	6/29/23

CSL LAURELHURST NC, LLC, a Delaware limited liability company

By:	/s/ Brandon M. Ribar
Name:	Brandon M. Ribar
Its:	President
Date:	6/29/23

[Signature Page to Forbearance Agreement]

CSL ASPEN GROVE, LLC, a Delaware limited liability company

By:	/s/ Brandon M. Ribar
Name:	Brandon M. Ribar
Its:	President
Date:	6/29/23

CSL HERITAGE, LLC, a Delaware limited liability company

By:	/s/ Brandon M. Ribar
Name:	Brandon M. Ribar
Its:	President
Date:	6/29/23

CSL ELKHORN, LLC, a Delaware limited liability company

By:	/s/ Brandon M. Ribar
Name:	Brandon M. Ribar
Its:	President
Date:	6/29/23

CSL WYNNFIELD CROSSING, LLC, a Delaware limited liability company

By:	/s/ Brandon M. Ribar
Name:	Brandon M. Ribar
Its:	President
Date:	6/29/23

[Signature Page to Forbearance Agreement]

CSL RIVERBEND IN, LLC, a Delaware limited liability company

By:	/s/ Brandon M. Ribar
Name:	Brandon M. Ribar
Its:	President
Date:	6/29/23

CSL SUMMIT POINT, LLC, a Delaware limited liability company

By:	/s/ Brandon M. Ribar
Name:	Brandon M. Ribar
Its:	President
Date:	6/29/23

CSL CHARDON, LLC, a Delaware limited liability company

By:	/s/ Brandon M. Ribar
Name:	Brandon M. Ribar
Its:	President
Date:	6/29/23

CSL COLUMBUS, LLC, a Delaware limited liability company

By:	/s/ Brandon M. Ribar
Name:	Brandon M. Ribar
Its:	President
Date:	6/29/23

[Signature Page to Forbearance Agreement]

CSL HAMILTON, LLC, a Delaware limited liability company

By:	/s/ Brandon M. Ribar
Name:	Brandon M. Ribar
Its:	President
Date:	6/29/23

CSL GRANBURY, LLC, a Delaware limited liability company

By:	/s/ Brandon M. Ribar
Name:	Brandon M. Ribar
Its:	President
Date:	6/29/23

CSL HARTFORD, LLC, a Delaware limited liability company

By:	/s/ Brandon M. Ribar
Name:	Brandon M. Ribar
Its:	President
Date:	6/29/23

CSL WEST BEND, LLC, a Delaware limited liability company

By:	/s/ Brandon M. Ribar
Name:	Brandon M. Ribar
Its:	President
Date:	6/29/23

[Signature Page to Forbearance Agreement]

CSL KEYSTONE WOODS, LLC,
a Delaware limited liability company

By:	/s/ Brandon M. Ribar
Name: Brandon M. Ribar
Its:	President
Date:	6/29/23

CSL BATESVILLE, LLC,
a Delaware limited liability company

By:	/s/ Brandon M. Ribar
Name: Brandon M. Ribar
Its:	President
Date:	6/29/23

CSL WHITE RIVER, LLC,
a Delaware limited liability company

By:	/s/ Brandon M. Ribar
Name: Brandon M. Ribar
Its:	President
Date:	6/29/23

TRIAD SENIOR LIVING I, L.P.,
a Texas limited partnership

By: CAPITAL SENIOR LIVING PROPERTIES
5, INC., its General Partner

By:	/s/ Brandon M. Ribar
Name: Brandon M. Ribar
Its:	President
Date:	6/29/23

[Signature Page to Forbearance Agreement]

TRIAD SENIOR LIVING II, L.P., a Texas limited partnership

By: CAPITAL SENIOR LIVING PROPERTIES 5, INC., its General Partner

By:	/s/ Brandon M. Ribar
Name:	Brandon M. Ribar
Its:	President
Date:	6/29/23
TRIAD SENIOR LIVING IV, L.P., a Texas limited partnership

By: CAPITAL SENIOR LIVING PROPERTIES 5, INC., its General Partner

By:	/s/ Brandon M. Ribar
Name:	Brandon M. Ribar
Its:	President
Date:	6/29/23

TRIAD SENIOR LIVING V, L.P., a Texas limited partnership

By: CAPITAL SENIOR LIVING PROPERTIES 5, INC., its General Partner

By:	/s/ Brandon M. Ribar
Name:	Brandon M. Ribar
Its:	President
Date:	6/29/23

[Signature Page to Forbearance Agreement]

CSL VINTAGE, LLC, a Delaware limited liability company

By:	/s/ Brandon M. Ribar
Name:	Brandon M. Ribar
Its:	President
Date:	6/29/23

CSL PLYMOUTH, LLC, a Delaware limited liability company

By:	/s/ Brandon M. Ribar
Name:	Brandon M. Ribar
Its:	President
Date:	6/29/23

CSL GREEN BAY, LLC, a Delaware limited liability company

By:	/s/ Brandon M. Ribar
Name:	Brandon M. Ribar
Its:	President
Date:	6/29/23

CSL SPRINGFIELD MA, LLC, a Delaware limited liability company

By:	/s/ Brandon M. Ribar
Name:	Brandon M. Ribar
Its:	President
Date:	6/29/23

[Signature Page to Forbearance Agreement]

CSL CINCINATTI, LLC, a Delaware limited liability company

By:	/s/ Brandon M. Ribar
Name:	Brandon M. Ribar
Its:	President
Date:	6/29/23

CSL LEVIS COMMONS, LLC, a Delaware limited liability company

By:	/s/ Brandon M. Ribar
Name:	Brandon M. Ribar
Its:	President
Date:	6/29/23

CSL MIAMI, LLC, a Delaware limited liability company

By:	/s/ Brandon M. Ribar
Name:	Brandon M. Ribar
Its:	President
Date:	6/29/23

GUARANTOR:

SONIDA SENIOR LIVING, INC., a Delaware corporation (f/k/a Capital Senior Living Corporation)

By:	/s/ Brandon M. Ribar
Name:	Brandon M. Ribar
Its:	Chief Executive Officer and President
Date:	6/29/23

[Signature Page to Forbearance Agreement]

Schedule 1-A

Borrowers

1.	CSL Marion, LLC, a Delaware limited liability company (“CSL Marion”);
2.	CSL North Pointe SC, LLC, a Delaware limited liability company (“CSL North Pointe”);
3.	CSL Summit Place SC, LLC, a Delaware limited liability company (“CSL Summit Place”);
4.	CSL LaurelHurst NC, LLC, a Delaware limited liability company (“CSL Laurel”);
5.	CSL Aspen Grove, LLC, a Delaware limited liability company (“CSL Aspen Grove”);
6.	CSL Heritage, LLC, a Delaware limited liability company (“CSL Heritage”);
7.	CSL Elkhorn, LLC, a Delaware limited liability company (“CSL Elkhorn”);
8.	CSL Wynnfield Crossing, LLC, a Delaware limited liability company (“CSL Wynnfield”);
9.	CSL Riverbend IN, LLC, a Delaware limited liability company (“CSL Riverbend”);
10.	CSL Summit Point, LLC, a Delaware limited liability company (“CSL Summit Point”);
11.	CSL Chardon, LLC, a Delaware limited liability company (“CSL Chardon”);
12.	CSL Columbus, LLC, a Delaware limited liability company (“CSL Columbus”);
13.	CSL Hamilton, LLC, a Delaware limited liability company (“CSL Hamilton”);
14.	CSL Granbury, LLC, a Delaware limited liability company (“CSL Granbury”);
15.	CSL Hartford, LLC, a Delaware limited liability company (“CSL Hartford”);
16.	CSL West Bend, LLC, a Delaware limited liability company (“CSL West Bend”);
17.	CSL Keystone Woods, LLC, a Delaware limited liability company (“CSL Keystone Woods”);
18.	CSL Batesville, LLC, a Delaware limited liability company (“CSL Batesville”);
19.	CSL White River, LLC, a Delaware limited liability company (“CSL White River” and collectively with each Borrower listed as numbers 1 through 18 above, the “MCFA Borrowers”);
20.	Triad Senior Living I, L.P., a Texas limited partnership (“Triad I”);
21.	Triad Senior Living II, L.P., a Texas limited partnership (“Triad II”);
22.	Triad Senior Living IV, L.P., a Texas limited partnership (“Triad IV”);
23.	Triad Senior Living V, L.P., a Texas limited partnership (“Triad V”);
24.	CSL Vintage, LLC, a Delaware limited liability company (“CSL Vintage”);
25.	CSL Plymouth, LLC, a Delaware limited liability company (“CSL Plymouth”);
26.	CSL Green Bay, LLC, a Delaware limited liability company (“CSL Green Bay”);
27.	CSL Springfield MA, LLC, a Delaware limited liability company (“CSL Springfield”);
28.	CSL Cincinnati, LLC, , a Delaware limited liability company (“CSL Cincinnati”);
29.	CSL Levis Commons, LLC, a Delaware limited liability company (“CSL Levis Commons”); and
30.	CSL Miami, LLC, a Delaware limited liability company (“CSL Miami”).

Schedule 1-B

Guarantors

1.	Sonida Senior Living, Inc., a Delaware corporation (f/k/a Capital Senior Living Corporation).

Schedule 2

Loan Agreements

1. That certain Multifamily Loan and Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made as of June 27, 2014 by and between Triad I and Berkadia, relating to the Waterford on Huebner;

2. That certain Multifamily Loan and Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made as of June 27, 2014 by and between Triad I and Berkadia relating to the Waterford at Fort Worth;

3. That certain Multifamily Loan and Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made as of June 27, 2014 by and between Triad II and Berkadia relating to the Waterford at Plano;

4. That certain Multifamily Loan and Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made as of June 27, 2014 by and between Triad I and Berkadia relating to the Waterford at Thousand Oaks;

5. That certain Multifamily Loan and Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made as of June 27, 2014 by and between Triad I and Berkadia relating to the Waterford at Mesquite;

6. That certain Multifamily Loan and Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made as of June 27, 2014 by and between Triad II and Berkadia relating to the Waterford at Fairfield;

7. That certain Multifamily Loan and Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made as of June 27, 2014 by and between Triad IV and Berkadia relating to the Waterford at Mansfield;

8. That certain Multifamily Loan and Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made as of June 27, 2014 by and between Triad IV and Berkadia relating to the Wellington at North Richland Hills;

9. That certain Multifamily Loan and Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made as of June 27, 2014 by and between Triad IV and Berkadia relating to the Wellington on Highland Colony;

10. That certain Multifamily Loan and Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made as of June 27, 2014 by and between Triad IV and Berkadia relating to the Wellington at Arapaho;

11. That certain Multifamily Loan and Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made as of June 27, 2014 by and between Triad V and Berkadia relating to the Waterford at Ironbridge;

12. That certain Multifamily Loan and Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made as of June 15, 2016 by and between Triad I and Berkadia relating to the Waterford on Huebner;

13. That certain Multifamily Loan and Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made as of June 15, 2016 by and between Triad I and Berkadia relating to the Waterford at Fort Worth;

14. That certain Multifamily Loan and Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made as of June 15, 2016 by and between Triad I and Berkadia relating to the Waterford at Thousand Oaks;

15. That certain Multifamily Loan and Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made as of November 30, 2018 by and between Triad I and Berkadia relating to the Waterford at Mesquite;

16. That certain Multifamily Loan and Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made as of June 15, 2016 by and between Triad II and Berkadia relating to the Waterford at Fairfield;

17. That certain Multifamily Loan and Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made as of June 15, 2016 by and between Triad IV and Berkadia relating to the Waterford at Mansfield;

18. That certain Multifamily Loan and Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made as of June 15, 2016 by and between Triad IV and Berkadia relating to the Wellington at North Richland Hills;

19. That certain Multifamily Loan and Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made as of June 15, 2016 by and between Triad V and Berkadia relating to the Waterford at Ironbridge;

20. That certain Multifamily Loan and Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made as of May 31, 2013 by and between CSL Vintage and Berkadia relating to the Vintage Senior Living Campus;

21. That certain Multifamily Loan and Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made as of May 31, 2013 by and between CSL Plymouth and Berkadia relating to Libby’s House;

22. That certain Multifamily Loan and Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made as of January 13, 2015 by and between CSL Green Bay and Berkadia relating to Brookview Meadows;

23. That certain Multifamily Loan and Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made as of September 30, 2016 by and between CSL Springfield and Berkadia relating to the Wellington at Springfield;

24. That certain Multifamily Loan and Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made as of November 2, 2016 by and between CSL Cincinnati and Berkadia relating to the Wellington at North Bend Crossing;

25. That certain Multifamily Loan and Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made as of June 30, 2014 by and between CSL Miami and Wells Fargo Bank, National Association, a national banking association (“Wells Fargo” and together with Berkadia each a “Lender” and collectively the “Lenders”) relating to the Wellington at Dayton;

26. That certain Multifamily Loan and Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made as of March 5, 2015 by and between CSL Levis Commons and Wells Fargo relating to the Waterford at Levis Commons; and

27. That certain Multifamily Loan and Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) made as of December 15, 2016 by and between CSL Levis Commons and Wells Fargo relating to the Waterford at Levis Commons.

Schedule 3

Notes

1.

That certain Multifamily Note (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) in the original principal amount of $136,179,996.28.00 dated as of December 18, 2018, executed by the MCFA Borrowers and made payable to Berkadia;

2.

That certain Multifamily Note (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) in the original principal amount of $50,260,500.00 dated as of December 18, 2018, executed by the MCFA Borrowers and made payable to Berkadia;

3.

That certain Consolidated, Amended and Restated Multifamily Note (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) in the original principal amount of $150,781,000.00 dated as of December 18, 2018, executed by the MCFA Borrowers and made payable to Berkadia;

4.

That certain Multifamily Note (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) in the original principal amount of $11,263,000.00 dated as of June 27, 2014, executed by Triad I and made payable to Berkadia relating to the Waterford on Huebner;

5.

That certain Multifamily Note (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) in the original principal amount of $8,230,000.00 dated as of June 27, 2014, executed by Triad I and made payable to Berkadia relating to the Waterford at Fort Worth;

6.

That certain Multifamily Note (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) in the original principal amount of $12,920,000.00 dated as of June 27, 2014, executed by Triad I and made payable to Berkadia relating to the Waterford at Thousand Oaks;

7.

That certain Multifamily Note (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) in the original principal amount of $13,680,000.00 dated as of June 27, 2014, executed by Triad I and made payable to Berkadia relating to the Waterford at Mesquite;

8.

That certain Multifamily Note (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) in the original principal amount of $15,270,000.00 dated as of June 27, 2014, executed by Triad II and made payable to Berkadia relating to the Waterford at Plano;

9.

That certain Multifamily Note (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) in the original principal amount of $11,324,000.00 dated as of June 27, 2014, executed by Triad II and made payable to Berkadia relating to the Waterford at Fairfield;

10.

That certain Multifamily Note (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) in the original principal amount of $7,110,000.00 dated as of June 27, 2014, executed by Triad IV and made payable to Berkadia relating to the Waterford at Mansfield;

11.

That certain Multifamily Note (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) in the original principal amount of $4,115,000.00 dated as of June 27, 2014, executed by Triad IV and made payable to Berkadia relating to the Wellington at North Richland Hills;

12.

That certain Multifamily Note (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) in the original principal amount of $13,000,000.00 dated as of June 27, 2014, executed by Triad IV and made payable to Berkadia relating to the Wellington on Highland Colony;

13.

That certain Multifamily Note (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) in the original principal amount of $14,930,000.00 dated as of June 27, 2014, executed by Triad IV and made payable to Berkadia relating to the Wellington at Arapaho;

14.

That certain Multifamily Note (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) in the original principal amount of $16,817,000.00 dated as of June 27, 2014, executed by Triad V and made payable to Berkadia relating to the Waterford at Ironbridge;

15.

That certain Multifamily Note (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) in the original principal amount of $1,486,847.00 dated as of June 15, 2016, executed by Triad I and made payable to Berkadia relating to the Waterford on Huebner;

16.

That certain Multifamily Note (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) in the original principal amount of $2,588,426.00 dated as of June 15, 2016, executed by Triad I and made payable to Berkadia relating to the Waterford at Fort Worth;

17.

That certain Multifamily Note (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) in the original principal amount of $1,927,566.00 dated as of June 15, 2016, executed by Triad I and made payable to Berkadia relating to the Waterford at Thousand Oaks;

18

That certain Multifamily Note (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) in the original principal amount of $1,796,000.00 dated as of November 30, 2018, executed by Triad I and made payable to Berkadia relating to the Waterford at Mesquite;

19.

That certain Multifamily Note (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) in the original principal amount of $3,130,696.00 dated as of June 15, 2016, executed by Triad II and made payable to Berkadia relating to the Waterford at Fairfield;

20.

That certain Multifamily Note (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) in the original principal amount of $2,432,982.00 dated as of June 15, 2016, executed by Triad IV and made payable to Berkadia relating to the Waterford at Mansfield;

21.

That certain Multifamily Note (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) in the original principal amount of $3,686,213.00 dated as of June 15, 2016, executed by Triad IV and made payable to Berkadia relating to the Waterford at North Richland Hills;

22.

That certain Multifamily Note (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) in the original principal amount of $3,130,696.00 dated as of June 15, 2016, executed by Triad V and made payable to Berkadia relating to the Waterford at Ironbridge;

23.

That certain Multifamily Note (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) in the original principal amount of $14,527,728.00 dated as of May 31, 2013, executed by CSL Vintage and made payable to Berkadia relating to the Vintage Senior Living Campus;

24.

That certain Multifamily Note (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) in the original principal amount of $10,395,000.00 dated as of August 27, 2014, executed by CSL Plymouth and made payable to Berkadia relating to Libby’s House;

25.

That certain Multifamily Note (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) in the original principal amount of $14,098,125.00 dated as of January 13, 2015, executed by CSL Green Bay and made payable to Berkadia relating to Brookview Meadows;

26.

That certain Multifamily Note (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) in the original principal amount of $20,250,000.00 dated as of September 30, 2016, executed by CSL Springfield and made payable to Berkadia relating to the Wellington at Springfield;

27.

That certain Multifamily Note (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) in the original principal amount of $21,975,000.00 dated as of November 2, 2016, executed by CSL Cincinnati and made payable to Berkadia relating to the Wellington at North Bend Crossing;

28.

That certain Multifamily Note (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) in the original principal amount of $16,411,000.00 dated as of June 30, 2014, executed by CSL Miami and made payable to Wells Fargo relating to the Wellington at Dayton;

29.

That certain Multifamily Note (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) in the original principal amount of $21,800,000.00 dated as of March 5, 2015, executed by CSL Levis Commons and made payable to Wells Fargo relating to the Waterford at Levis Commons; and

30.

That certain Multifamily Note (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) in the original principal amount of $5,435,000.00 dated as of December 15, 2016, executed by CSL Levis Commons and made payable to Wells Fargo relating to the Waterford at Levis Commons.

Loans

1.	The Loans made under the Credit Facilities and evidenced by the Notes.

Schedule 4

Security Agreements

1. That certain Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of December 18, 2018 executed by CSL Marion to and for the benefit of Berkadia relating to the Wellington at Southport;

2. That certain Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of December 18, 2018 executed by CSL North Pointe to and for the benefit of Berkadia relating to North Pointe;

3. That certain Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of December 18, 2018 executed by CSL Summit Place to and for the benefit of Berkadia relating to Summit Place;

4. That certain Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of December 18, 2018 executed by CSL Laurel to First American Title Insurance Company as trustee, for the benefit of Berkadia relating to LaurelHurst and LaurelWoods;

5. That certain Multifamily Mortgage, dated as of December 18, 2018 executed by CSL Aspen Grove to and for the benefit of Berkadia relating to Aspen Grove;

6. That certain Consolidated, Amended and Restated Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of December 18, 2018 executed by CSL Heritage to and for the benefit of Berkadia relating to Heritage at the Plains;

7. That certain Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of December 18, 2018 executed by CSL Elkhorn to First American Title Insurance Company, as trustee, for the benefit of Berkadia relating to Marquis Place of Elkhorn;

8. That certain Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of December 18, 2018 executed by CSL Wynnfield to and for the benefit of Berkadia relating to Wynnfield Crossing;

9. That certain Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of December 18, 2018 executed by CSL Riverbend to and for the benefit of Berkadia relating to Riverbend;

10. That certain Open-End Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of December 18, 2018 executed by CSL Summit Point to and for the benefit of Berkadia relating to Summit Point;

11. That certain Open-End Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of December 18, 2018 executed by CSL Chardon to and for the benefit of Berkadia relating to the Residence of Chardon;

12. That certain Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of December 18, 2018 executed by CSL Woodlands to and for the benefit of Berkadia relating to the Woodlands of Columbus;

13. That certain Open-End Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of December 18, 2018 executed by CSL Hamilton to and for the benefit of Berkadia relating to the Woodlands of Hamilton;

14. That certain Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of December 18, 2018 executed by CSL Granbury to James Wirz, Esq. as trustee, for the benefit of Berkadia relating to the Courtyards at Lake Granbury;

15. That certain Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of December 18, 2018 executed by CSL Hartford for the benefit of Berkadia relating to the Waterford at Hartford;

16. That certain Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of December 18, 2018 executed by CSL West Bend to and for the benefit of Berkadia relating to the Waterford at West Bend;

17. That certain Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of December 18, 2018 executed by CSL Keystone Woods and for the benefit of Berkadia relating to Keystone Woods;

18. That certain Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of December 18, 2018 executed by CSL Batesville to and for the benefit of Berkadia relating to Chateau of Batesville;

19. That certain Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of December 18, 2018 executed by CSL White River to and for the benefit of Berkadia relating to Country Charm;

20. That certain Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of June 27, 2014 executed by Triad I to David Lawrence, Esq. as trustee, for the benefit of Berkadia relating to the Waterford on Huebner;

21. That certain Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of June 27, 2014 executed by Triad I to David Lawrence, Esq. as trustee, for the benefit of Berkadia relating to the Waterford at Fort Worth;

22. That certain Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of June 27, 2014 executed by Triad I to David Lawrence, Esq. as trustee, for the benefit of Berkadia relating to the Waterford at Thousand Oaks;

23. That certain Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of June 27, 2014 executed by Triad I to David Lawrence, Esq. as trustee, for the benefit of Berkadia relating to the Waterford at Mesquite;

24. That certain Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of June 27, 2014 executed by Triad II to David Lawrence, Esq. as trustee, for the benefit of Berkadia relating to the Waterford at Plano;

25. That certain Open-End Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of June 27, 2014 executed by Triad II to and for the benefit of Berkadia relating to the Waterford at Fairfield;

26. That certain Open-End Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of June 27, 2014 executed by Triad IV to and for the benefit of Berkadia relating to the Waterford at Mansfield;

27. That certain Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of June 27, 2014 executed by Triad IV to Parish Fortenberry, Esq. as trustee, for the benefit of Berkadia relating to the Wellington at North Richland Hills;

28. That certain Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of June 27, 2014 executed by Triad IV to David Lawrence, Esq. as trustee, for the benefit of Berkadia relating to the Wellington on Highland Colony;

29. That certain Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of June 27, 2014 executed by Triad IV to David Lawrence, Esq. as trustee, for the benefit of Berkadia relating to the Wellington at Arapaho;

30. That certain Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of June 27, 2014 executed by Triad V to Steve Bolla, Esq. as trustee, for the benefit of Berkadia relating to the Waterford at Ironbridge;

31. That certain Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of June 15, 2016 executed by Triad I to David Lawrence, Esq. as trustee, for the benefit of Berkadia relating to the Waterford on Huebner;

32. That certain Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of June 15, 2016 executed by Triad I to David Lawrence, Esq. as trustee, for the benefit of Berkadia relating to the Waterford at Fort Worth;

33. That certain Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of June 15, 2016 executed by Triad I to David Lawrence, Esq. as trustee, for the benefit of Berkadia relating to the Waterford at Thousand Oaks;

34. That certain Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of November 30, 2018 executed by Triad I to James Wirz, Esq. as trustee, for the benefit of Berkadia relating to the Waterford at Mesquite;

35. That certain Open-End Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of June 15, 2016 executed by Triad II to and for the benefit of Berkadia relating to the Waterford at Fairfield;

36. That certain Open-End Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of June 15, 2016 executed by Triad IV to and for the benefit of Berkadia relating to the Waterford at Mansfield;

37. That certain Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of June 15, 2016 executed by Triad IV to David Lawrence, Esq. as trustee, for the benefit of Berkadia relating to the Wellington at North Richland Hills;

38. That certain Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of June 15, 2016 executed by Triad V to Steve Bolla, Esq. as trustee, for the benefit of Berkadia relating to the Waterford at Ironbridge;

39. That certain Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of May 31, 2013 executed by CSL Vintage to Steven M. Leigh, as trustee, for the benefit of Berkadia relating to the Vintage Senior Living Campus;

40. That certain Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of August 27, 2014 executed by CSL Plymouth to and for the benefit of Berkadia relating to Libby’s House;

41. That certain Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of January 13, 2015 executed by CSL Green Bay to and for the benefit of Berkadia relating to Brookview Meadows;

42. That certain Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of September 30, 2016 executed by CSL Springfield to and for the benefit of Berkadia relating to the Wellington at Springfield;

43. That certain Open-End Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of November 2, 2016 executed by CSL Cincinnati to and for the benefit of Berkadia relating to the Wellington at North Bend Crossing;

44. That certain Open-End Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of June 30, 2014 executed by CSL Miami to and for the benefit of Wells Fargo relating to the Wellington at Dayton;

45. That certain Open-End Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of March 5, 2015 executed by CSL Levis Commons to and for the benefit of Wells Fargo relating to the Waterford at Levis Commons; and

46. That certain Open-End Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of December 15, 2016 executed by CSL Levis Commons to and for the benefit of Wells Fargo relating to the Waterford at Levis Commons.

Schedule 5

Mortgaged Properties

1. That certain Seniors Housing Facility known as The Wellington at Southport and located at 7212 US Highway 31 South, Indianapolis, Indiana 46227 (the “Wellington at Southport”);

2. That certain Seniors Housing Facility known as Northe Pointe and located at 701 Simpson Road, Anderson, South Carolina 29261 (“North Pointe”);

3. That certain Seniors Housing Facility known as Summit Place and located at 107 Perpetual Square Drive, Anderson, South Carolina 29261 (“Summit Place”);

4. That certain Seniors Housing Facility known as LaurelHurst and LaurelWoods and located at 1064 W Mills Street, Columbus, North Carolina 28722 (“LaurelHurst and LaurelWoods”);

5. That certain Seniors Housing Facility known as Aspen Grove and located at 7515 Secor Road, Lamberrtville, Michigan 48144 (“Aspen Grove”);

6. That certain Seniors Housing Facility known as The Heritage at the Plains at Parish Homestead and located at 163 Heritage Circle, Oneonta, New York 13820 (“Heritage at the Plains”);

7. That certain Seniors Housing Facility known as Marquis Place of Elkhorn and located at 20800 West Maple Road, Elkhorn, Nebraska 68022 (“Marquis Place of Elkhorn”);

8. That certain Seniors Housing Facility known as Wynnfield Crossing and located at 1729 Wabash Avenue, Rochester, Indiana 46975 (“Wynnfield Crossing”);

9. That certain Seniors Housing Facility known as Riverbend and located at 2715 Charleston Pike, Jefferson, Indiana 47130 (“Riverbend”);

10. That certain Seniors Housing Facility known as Summit Place and located at 9633 Valley View Road, Macedonia, Ohio 44056 (“Summit Point”);

11. That certain Seniors Housing Facility known as The Residence of Chardon and located at 501 Chardon Windsor Road, Chardon, Ohio 44024 (the “Residence of Chardon”);

12. That certain Seniors Housing Facility known as The Woodlands of Columbus and located at 5380 East Broad Street, Columbus, Ohio 43213 (the “Woodlands of Columbus”);

13. That certain Seniors Housing Facility known as The Woodlands of Hamilton and located at 896 NW Washington Blvd., Hamilton, Ohio 45013 (the “Woodlands of Hamilton”);

14. That certain Seniors Housing Facility known as The Courtyards at Lake Granbury and located at 801 Calinco Drive, Granbury, Texas 76048 (the “Courtyards at Lake Granbury”);

15. That certain Seniors Housing Facility known as The Waterford at Hartford and located at 1025 Bell Avenue, Hartford, Wisconsin 53027 (the “Waterford at Hartford”);

16. That certain Seniors Housing Facility known as The Waterford at West Bend and located at 831 E. Washington Street, West Bend, Wisconsin 53095 (the “Waterford at West Bend”);

17. That certain Seniors Housing Facility known as Keystone Woods and located at 2335 N. Madison Avenue, Anderson, Indiana 46011 (“Keystone Woods”);

18. That certain Seniors Housing Facility known as Chateau of Batesville and located at 44 Chateau Boulevard, Batesville, Indiana 47006 (“Chateau of Batesville”);

19. That certain Seniors Housing Facility known as Country Charm and located at 3177 Meridian Parke Drive, Greenwood, Indiana 46142 (“Country Charm”);

20. That certain Seniors Housing Facility known as The Waterford on Huebner and located at 8551 Huerbner Road, San Antonio, Texas 78240 (the “Waterford on Huebner”);

21. That certain Seniors Housing Facility known as the Waterford at Fort Worth and located at 6799 Granbury Road, Fort Worth, Texas 76112 (the “Waterford at Fort Worth”);

22. That certain Seniors Housing Facility known as the Waterford at Mesquite and located at 700 North Town East Boulevard, Mesquite, Texas 75150 (the “Waterford at Mesquite”);

23. That certain Seniors Housing Facility known as the Waterford at Thousand Oaks and located at 4243 Thousand Oaks, San Antonio, Texas 78217 (the “Waterford at Thousand Oaks”);

24. That certain Seniors Housing Facility known as the Waterford at Thousand Oaks and located at 3401 Premier Drive, Plano, Texas 75023 (the “Waterford at Plano”);

25. That certain Seniors Housing Facility known as the Waterford at Fairfield and located at 1460 Corydale Drive, Fairfield, Ohio 45014 (the “Waterford at Fairfield”);

26. That certain Seniors Housing Facility known as the Waterford at Mansfield and located at 1296 S. Trimble Road, Mansfield, Ohio 44906 (the “Waterford at Mansfield”);

27. That certain Seniors Housing Facility known as the Wellington at North Richland Hills and located at 6150 Glenview Drive, North Richland Hills, Texas 76180 (the “Wellington at North Richland Hills”);

28. That certain Seniors Housing Facility known as the Wellington on Highland Colony and located at 619 Highland Colony Parkway, Ridgeland, Mississippi 391157 (the “Wellington on Highland Colony”);

29. That certain Seniors Housing Facility known as the Wellington at Arapaho and located at 600 West Arapaho Road, Richardson, Texas 75080 (the “Wellington at Arapaho”);

30. That certain Seniors Housing Facility known as the Waterford at Ironbridge and located at 1131 East Lakewood, Springfield, Missouri 65810 (the “Waterford at Ironbridge”);

31. That certain Seniors Housing Facility known as the Vintage Senior Living Campus and located at North Woodbine Road, St. Joseph, Missouri, 64505 (the “Vintage Senior Living Campus”);

32. That certain Seniors Housing Facility known as Libby’s House and located at 2581, 2586, and 2653 Valley Road, Plymouth, Wisconsin 53073 (“Libby’s House”);

33. That certain Seniors Housing Facility known as Brookview Meadows and located at 1740 Condor Lane, Green Bay, Wisconsin 54313 (“Brookview Meadows”);

34. That certain Seniors Housing Facility known as the Wellington at Springfield and located at 936 & 942 Grayson Drive, Springfield, Massachusetts 01119 (the “Wellington at Springfield”);

35. That certain Seniors Housing Facility known as the Wellington at North Bend Crossing and located at 5156 North Bend Crossing, Cincinnati, Ohio 45247 (the “Wellington at North Bend Crossing”);

36. That certain Seniors Housing Facility known as the Wellington at Dayton and located at 2656 West Alex Bell Road, Dayton, Ohio 45459 (the “Wellington at Dayton”); and

37. That certain Seniors Housing Facility known as the Waterford at Levis Commons and located at 7100 S. Wilkinson Way, Perrysburg, Ohio 43551 (the “Waterford at Levis Commons”).

Schedule 6

Assignments of Rents

1. That certain Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of December 18, 2018 executed by CSL Marion to and for the benefit of Berkadia relating to the Wellington at Southport;

2. That certain Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of December 18, 2018 executed by CSL North Pointe to and for the benefit of Berkadia relating to North Pointe;

3. That certain Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of December 18, 2018 executed by CSL Summit Place to and for the benefit of Berkadia relating to Summit Place;

4. That certain Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of December 18, 2018 executed by CSL Laurel to First American Title Insurance Company as trustee, for the benefit of Berkadia relating to LaurelHurst and LaurelWoods;

5. That certain Multifamily Mortgage, dated as of December 18, 2018 executed by CSL Aspen Grove to and for the benefit of Berkadia relating to Aspen Grove;

6. That certain Consolidated, Amended and Restated Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of December 18, 2018 executed by CSL Heritage to and for the benefit of Berkadia relating to Heritage at the Plains;

7. That certain Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of December 18, 2018 executed by CSL Elkhorn to First American Title Insurance Company, as trustee, for the benefit of Berkadia relating to Marquis Place of Elkhorn;

8. That certain Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of December 18, 2018 executed by CSL Wynnfield to and for the benefit of Berkadia relating to Wynnfield Crossing;

9. That certain Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of December 18, 2018 executed by CSL Riverbend to and for the benefit of Berkadia relating to Riverbend;

10. That certain Open-End Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of December 18, 2018 executed by CSL Summit Point to and for the benefit of Berkadia relating to Summit Point;

11. That certain Open-End Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of December 18, 2018 executed by CSL Chardon to and for the benefit of Berkadia relating to the Residence of Chardon;

12. That certain Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of December 18, 2018 executed by CSL Woodlands to and for the benefit of Berkadia relating to the Woodlands of Columbus;

13. That certain Open-End Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of December 18, 2018 executed by CSL Hamilton to and for the benefit of Berkadia relating to the Woodlands of Hamilton;

14. That certain Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of December 18, 2018 executed by CSL Granbury to James Wirz, Esq. as trustee, for the benefit of Berkadia relating to the Courtyards at Lake Granbury;

15. That certain Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of December 18, 2018 executed by CSL Hartford for the benefit of Berkadia relating to the Waterford at Hartford;

16. That certain Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of December 18, 2018 executed by CSL West Bend to and for the benefit of Berkadia relating to the Waterford at West Bend;

17. That certain Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of December 18, 2018 executed by CSL Keystone Woods and for the benefit of Berkadia relating to Keystone Woods;

18. That certain Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of December 18, 2018 executed by CSL Batesville to and for the benefit of Berkadia relating to Chateau of Batesville;

19. That certain Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of December 18, 2018 executed by CSL White River to and for the benefit of Berkadia relating to Country Charm;

20. That certain Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of June 27, 2014 executed by Triad I to David Lawrence, Esq. as trustee, for the benefit of Berkadia relating to the Waterford on Huebner;

21. That certain Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of June 27, 2014 executed by Triad I to David Lawrence, Esq. as trustee, for the benefit of Berkadia relating to the Waterford at Fort Worth;

22. That certain Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of June 27, 2014 executed by Triad I to David Lawrence, Esq. as trustee, for the benefit of Berkadia relating to the Waterford at Thousand Oaks;

23. That certain Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of June 27, 2014 executed by Triad I to David Lawrence, Esq. as trustee, for the benefit of Berkadia relating to the Waterford at Mesquite;

24. That certain Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of June 27, 2014 executed by Triad II to David Lawrence, Esq. as trustee, for the benefit of Berkadia relating to the Waterford at Plano;

25. That certain Open-End Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of June 27, 2014 executed by Triad II to and for the benefit of Berkadia relating to the Waterford at Fairfield;

26. That certain Open-End Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of June 27, 2014 executed by Triad IV to and for the benefit of Berkadia relating to the Waterford at Mansfield;

27. That certain Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of June 27, 2014 executed by Triad IV to Parish Fortenberry, Esq. as trustee, for the benefit of Berkadia relating to the Wellington at North Richland Hills;

28. That certain Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of June 27, 2014 executed by Triad IV to David Lawrence, Esq. as trustee, for the benefit of Berkadia relating to the Wellington on Highland Colony;

29. That certain Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of June 27, 2014 executed by Triad IV to David Lawrence, Esq. as trustee, for the benefit of Berkadia relating to the Wellington at Arapaho;

30. That certain Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of June 27, 2014 executed by Triad V to Steve Bolla, Esq. as trustee, for the benefit of Berkadia relating to the Waterford at Ironbridge;

31. That certain Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of June 15, 2016 executed by Triad I to David Lawrence, Esq. as trustee, for the benefit of Berkadia relating to the Waterford on Huebner;

32. That certain Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of June 15, 2016 executed by Triad I to David Lawrence, Esq. as trustee, for the benefit of Berkadia relating to the Waterford at Fort Worth;

33. That certain Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of June 15, 2016 executed by Triad I to David Lawrence, Esq. as trustee, for the benefit of Berkadia relating to the Waterford at Thousand Oaks;

34. That certain Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of November 30, 2018 executed by Triad I to James Wirz, Esq. as trustee, for the benefit of Berkadia relating to the Waterford at Mesquite;

35. That certain Open-End Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of June 15, 2016 executed by Triad II to and for the benefit of Berkadia relating to the Waterford at Fairfield;

36. That certain Open-End Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of June 15, 2016 executed by Triad IV to and for the benefit of Berkadia relating to the Waterford at Mansfield;

37. That certain Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of June 15, 2016 executed by Triad IV to David Lawrence, Esq. as trustee, for the benefit of Berkadia relating to the Wellington at North Richland Hills;

38. That certain Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of June 15, 2016 executed by Triad V to Steve Bolla, Esq. as trustee, for the benefit of Berkadia relating to the Waterford at Ironbridge;

39. That certain Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of May 31, 2013 executed by CSL Vintage to Steven M. Leigh, as trustee, for the benefit of Berkadia relating to the Vintage Senior Living Campus;

40. That certain Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of August 27, 2014 executed by CSL Plymouth to and for the benefit of Berkadia relating to Libby’s House;

41. That certain Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of January 13, 2015 executed by CSL Green Bay to and for the benefit of Berkadia relating to Brookview Meadows;

42. That certain Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of September 30, 2016 executed by CSL Springfield to and for the benefit of Berkadia relating to the Wellington at Springfield;

43. That certain Open-End Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of November 2, 2016 executed by CSL Cincinnati to and for the benefit of Berkadia relating to the Wellington at North Bend Crossing;

44. That certain Open-End Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of June 30, 2014 executed by CSL Miami to and for the benefit of Wells Fargo relating to the Wellington at Dayton;

45. That certain Open-End Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of March 5, 2015 executed by CSL Levis Commons to and for the benefit of Wells Fargo relating to the Waterford at Levis Commons; and

46. That certain Open-End Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of December 15, 2016 executed by CSL Levis Commons to and for the benefit of Wells Fargo relating to the Waterford at Levis Commons.

Schedule 7

Assignments

1. That certain Assignment of Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, and Assignment of Subordination, Assignment and Security Agreement, made as of December 18, 2018, by and among Berkadia and Fannie Mae relating to Wellington at South Point;

2. That certain Assignment of Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, and Assignment of Subordination, Assignment and Security Agreement, made as of December 18, 2018, by and among Berkadia and Fannie Mae relating to North Pointe;

3. That certain Assignment of Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, and Assignment of Subordination, Assignment and Security Agreement, made as of December 18, 2018, by and among Berkadia and Fannie Mae relating to Summit Place;

4. That certain Assignment of Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, and Assignment of Subordination, Assignment and Security Agreement, made as of December 18, 2018, by and among Berkadia and Fannie Mae relating to LaurelHurst and LaurelWoods;

5. That certain Assignment of Multifamily Mortgage, and Assignment of Subordination, Assignment and Security Agreement, made as of December 18, 2018, by and among Berkadia and Fannie Mae relating to Aspen Grove;

6. That certain Assignment of Consolidated, and Assignment of Subordination, Assignment and Security Agreement, Amended and Restated Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, made as of December 18, 2018, by and among Berkadia and Fannie Mae relating to Heritage at the Plains;

7. That certain Assignment of Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, and Assignment of Subordination, Assignment and Security Agreement, made as of December 18, 2018, by and among Berkadia and Fannie Mae relating to Marquis Place of Elkhorn;

8. That certain Assignment of Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, and Assignment of Subordination, Assignment and Security Agreement, made as of December 18, 2018, by and among Berkadia and Fannie Mae relating to Wynnfield Crossing;

9. That certain Assignment of Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, and Assignment of Subordination, Assignment and Security Agreement, made as of December 18, 2018, by and among Berkadia and Fannie Mae relating to Riverbend;

10. That certain Assignment of Open-End Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, and Assignment of Subordination, Assignment and Security Agreement, made as of December 18, 2018, by and among Berkadia and Fannie Mae relating to Summit Point;

11. That certain Assignment of Open-End Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, and Assignment of Subordination, Assignment and Security Agreement, made as of December 18, 2018, by and among Berkadia and Fannie Mae relating to the Residence of Chardon;

12. That certain Assignment of Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, and Assignment of Subordination, Assignment and Security Agreement, made as of December 18, 2018, by and among Berkadia and Fannie Mae relating to the Woodlands of Columbus;

13. That certain Assignment of Open-End Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, and Assignment of Subordination, Assignment and Security Agreement, made as of December 18, 2018, by and among Berkadia and Fannie Mae relating to the Woodlands of Hamilton;

14. That certain Assignment of Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, and Assignment of Subordination, Assignment and Security Agreement, made as of December 18, 2018, by and among Berkadia and Fannie Mae relating to the Courtyards at Lake Granbury;

15. That certain Assignment of Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, and Assignment of Subordination, Assignment and Security Agreement, made as of December 18, 2018, by and among Berkadia and Fannie Mae relating to the Waterford at Hartford;

16. That certain Assignment of Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, and Assignment of Subordination, Assignment and Security Agreement, made as of December 18, 2018, by and among Berkadia and Fannie Mae relating to the Waterford at West Bend;

17. That certain Assignment of Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, and Assignment of Subordination, Assignment and Security Agreement, made as of December 18, 2018, by and among Berkadia and Fannie Mae relating to Keystone Woods;

18 That certain Assignment of Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, and Assignment of Subordination, Assignment and Security Agreement, made as of December 18, 2018, by and among Berkadia and Fannie Mae relating to Chateau of Batesville;

19. That certain Assignment of Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, and Assignment of Subordination, Assignment and Security Agreement, made as of December 18, 2018, by and among Berkadia and Fannie Mae relating to Country Charm;

20. That certain Assignment of Mortgage, dated as of June 27, 2014, by Berkadia to Fannie Mae relating to the Waterford on Huebner;

21. That certain Assignment of Deed of Trust, dated as of June 27, 2014, by Berkadia to Fannie Mae relating to the Waterford at Fort Worth;

22. That certain Assignment of Deed of Trust, dated as of June 27, 2014, by Berkadia to Fannie Mae relating to the Waterford at Thousand Oaks;

23. That certain Assignment of Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of June 27, 2014, by Berkadia to Fannie Mae relating to the Waterford at Mesquite;

24. That certain Assignment of Deed of Trust, dated as of June 27, 2014, by Berkadia to Fannie Mae relating to the Waterford at Plano;

25. That certain Assignment of Mortgage, dated as of June 27, 2014, by Berkadia to Fannie Mae relating to the Waterford at Fairfield;

26. That certain Assignment of Mortgage, dated as of June 27, 2014, by Berkadia to Fannie Mae relating to the Waterford at Mansfield;

27. That certain Assignment Deed of Trust, dated as of June 27, 2014, by Berkadia to Fannie Mae relating to the Wellington at North Richland Hills;

28. That certain Assignment of Deed of Trust, dated as of June 27, 2014, by Berkadia to Fannie Mae relating to the Wellington on Highland Colony;

29. That certain Assignment of Deed of Trust, June 27, 2014, by Berkadia to Fannie Mae relating to the Wellington at Arapaho;

30. That certain Assignment of Deed of Trust, dated as of June 27, 2014, by Berkadia to Fannie Mae relating to the Waterford at Ironbridge;

31. That certain Assignment of Mortgage, dated as of June 15, 2016, by Berkadia to Fannie Mae relating to the Waterford on Huebner;

32. That certain Assignment of Deed of Trust, dated as of June 15, 2016, by Berkadia to Fannie Mae relating to the Waterford at Fort Worth;

33. That certain Assignment of Deed of Trust, dated as of June 15, 2016, by Berkadia to Fannie Mae relating to the Waterford at Thousand Oaks;

34. That certain Assignment of Deed of Trust, dated as of November 30, 2018, by Berkadia to Fannie Mae relating to the Waterford at Mesquite;

35. That certain Assignment of Mortgage, dated as of June 15, 2016, by Berkadia to Fannie Mae relating to the Waterford at Fairfield;

36. That certain Assignment of Mortgage, dated as of June 15, 2016, by Berkadia to Fannie Mae relating to the Waterford at Mansfield;

37. That certain Assignment of Deed of Trust, dated as of June 15, 2016, by Berkadia to Fannie Mae relating to the Wellington at North Richland Hills;

38. That certain Assignment of Deed of Trust, dated as of June 15, 2016, by Berkadia to Fannie Mae relating to the Waterford at Ironbridge;

39. That certain Assignment of Deed of Trust, dated as of May 31, 2013, by Berkadia to Fannie Mae relating to the Vintage Senior Living Campus;

40. That certain Assignment of Mortgage, dated as of August 27, 2014, by Berkadia to Fannie Mae relating to Libby’s House;

41. That certain Assignment of Mortgage, dated as of January 13, 2015, by Berkadia to Fannie Mae relating to Brookview Meadows;

42. That certain Assignment of Mortage, dated as of September 30, 2016, by Berkadia to Fannie Mae relating to the Wellington at Springfield;

43. That certain Assignment of Mortgage, dated as of November 2, 2016, by Berkadia to Fannie Mae relating to the Wellington at North Bend Crossing;

44. That certain Assignment of Mortgage, dated as of June 30, 2014, by Wells Fargo to Fannie Mae relating to the Wellington at Dayton;

45. That certain Assignment of Mortgage, dated as of March 5, 2015, by Wells Fargo to Fannie Mae relating to the Waterford at Levis Commons; and

46. That certain Assignment of Mortgage, dated as of December 15, 2016, by Wells Fargo to Fannie Mae relating to the Waterford at Levis Commons.

47. That certain Assignment of Master Credit Facility and Other Loan Documents executed on December 18, 2018 by Berkadia in favor of Fannie Mae;

48. That certain Assignment of Collateral Agreements and Other Loan Documents executed on June 27, 2014 by Berkadia in favor of Fannie Mae relating to the Waterford on Huebner;

49. That certain Assignment of Collateral Agreements and Other Loan Documents executed on June 27, 2014 by Berkadia in favor of Fannie Mae relating to the Waterford at Fort Worth;

50. That certain Assignment of Collateral Agreements and Other Loan Documents executed on June 27, 2014 by Berkadia in favor of Fannie Mae relating to the Waterford at Plano;

51. That certain Assignment of Collateral Agreements and Other Loan Documents executed on June 27, 2014 by Berkadia in favor of Fannie Mae relating to the Waterford at Thousand Oaks;

52. That certain Assignment of Collateral Agreements and Other Loan Documents executed on June 27, 2014 by Berkadia in favor of Fannie Mae relating to the Waterford at Mesquite;

53. That certain Assignment of Collateral Agreements and Other Loan Documents executed on June 27, 2014 by Berkadia in favor of Fannie Mae relating to the Waterford at Fairfield;

54. That certain Assignment of Collateral Agreements and Other Loan Documents executed on June 27, 2014 by Berkadia in favor of Fannie Mae relating to the Waterford at Mansfield;

55. That certain Assignment of Collateral Agreements and Other Loan Documents executed on June 27, 2014 by Berkadia in favor of Fannie Mae relating to the Wellington at North Richland Hills;

56. That certain Assignment of Collateral Agreements and Other Loan Documents executed on June 27, 2014 by Berkadia in favor of Fannie Mae relating to the Wellington on Highland Colony;

57. That certain Assignment of Collateral Agreements and Other Loan Documents executed on June 27, 2014 by Berkadia in favor of Fannie Mae relating to the Wellington at Arapaho;

58. That certain Assignment of Collateral Agreements and Other Loan Documents executed on June 27, 2014 by Berkadia in favor of Fannie Mae relating to the Waterford at Ironbridge;

59. That certain Assignment of Collateral Agreements and Other Loan Documents executed on June 15, 2016 by Berkadia in favor of Fannie Mae relating to the Waterford on Huebner;

60. That certain Assignment of Collateral Agreements and Other Loan Documents executed on June 15, 2016 by Berkadia in favor of Fannie Mae relating to the Waterford at Fort Worth;

61. That certain Assignment of Collateral Agreements and Other Loan Documents executed on June 15, 2016 by Berkadia in favor of Fannie Mae relating to the Waterford at Thousand Oaks;

62. That certain Assignment of Collateral Agreements and Other Loan Documents executed on November 30, 2018 by Berkadia in favor of Fannie Mae relating to the Waterford at Mesquite;

63. That certain Assignment of Collateral Agreements and Other Loan Documents executed on June 15, 2016 by Berkadia in favor of Fannie Mae relating to the Waterford at Fairfield;

64. That certain Assignment of Collateral Agreements and Other Loan Documents executed on June 15, 2016 by Berkadia in favor of Fannie Mae relating to the Waterford at Mansfield;

65. That certain Assignment of Collateral Agreements and Other Loan Documents executed on June 15, 2016 by Berkadia in favor of Fannie Mae relating to the Wellington at North Richland Hills;

66. That certain Assignment of Collateral Agreements and Other Loan Documents executed on June 15, 2016 by Berkadia in favor of Fannie Mae relating to the Waterford at Ironbridge;

67. That certain Assignment of Collateral Agreements and Other Loan Documents executed on May 31, 2013 by Berkadia in favor of Fannie Mae relating to the Vintage Senior Living Campus;

68. That certain Assignment of Collateral Agreements and Other Loan Documents executed on August 27, 2014 by Berkadia in favor of Fannie Mae relating to Libby’s House;

69. That certain Assignment of Collateral Agreements and Other Loan Documents executed on January 13, 2015 by Berkadia in favor of Fannie Mae relating to Brookview Meadows;

70. That certain Assignment of Collateral Agreements and Other Loan Documents executed on January 13, 2015 by Berkadia in favor of Fannie Mae relating to the Wellington at Springfield;

71. That certain Assignment of Collateral Agreements and Other Loan Documents executed on January 13, 2015 by Berkadia in favor of Fannie Mae relating to the Wellington at North Bend Crossing;

72. That certain Assignment of Collateral Agreements and Other Loan Documents executed on January 13, 2015 by Wells Fargo in favor of Fannie Mae relating to the Wellington at Dayton;

73. That certain Assignment of Collateral Agreements and Other Loan Documents executed on March 5, 2015 by Wells Fargo in favor of Fannie Mae relating to the Waterford at Levis Commons; and

74. That certain Assignment of Collateral Agreements and Other Loan Documents executed on December 15, 2016 by Wells Fargo in favor of Fannie Mae relating to the Waterford at Levis Commons.

Schedule 8

Trust Documents

[Left intentionally blank]

Schedule 9

Existing Defaults

Each payment default that has occurred and will occur during the Forbearance Period and arises from making a payment under a Credit Facility other than on the terms of the corresponding Credit Facility.

Schedule 10

Costs and Fees

1.	Legal fees incurred April 25 to June 21, 2023 in connection with the Forbearance Agreement:	$167,481.79

Schedule 11

Specified Conditions

Fannie Mae’s obligation to enter into the Loan Modification Agreement is subject to the following conditions:

1. The Forbearance Period shall not have terminated;

2. No default or event of default (other than the Existing Defaults) shall have occurred and be continuing under this Agreement, any Credit Facility, or any other Loan Document;

3. The Borrowers shall have complied with all obligations under this Agreement;

4. Each of the representations set for in this Agreement shall be true and correct in all material respects, except to the extent the same expressly relate to an earlier date, in which case such representations and warranties shall be and remain true and correct in all material respects as of such date.

5. The Loan Modification Agreement shall be documented, consistent with Schedule 12 and otherwise in form and substance satisfactory to Fannie Mae.

Schedule 12

Terms for Loan Modification Agreement

The Loan Modification Agreement shall be on terms and conditions satisfactory to Fannie Mae, in its sole discretion, and in any event shall provide as follows:

1.	Modifications to the MCFA. The Loan Modification Agreement shall modify the MCFA along the following terms:

a.

Retroactive to June 1, 2023, a portion of the Interest Rate under the variable MCFA equal to 159 basis points (the “Variable MCFA Deferred Interest”) and a portion of the Interest Rate under the fixed MCFA Loan equal to 125 basis points (the “Fixed MCFA Deferred Interest” and, together with the Variable MCFA Deferred Interest, the “MCFA Deferred Interest”) will be deferred on the corresponding loan for the period from June 1, 2023 to May 31, 2024. The balance of the interest accruing under the MCFA will be paid in the ordinary course according to the terms of the MCFA.

b.

On June 1, 2024, the partial conversion of interest to Deferred Interest shall expire, and the Borrowers shall thereafter pay interest at the Interest Rate specified in the MCFA. Payment of the accrued Deferred Interest shall be waived; provided, however, that Deferred Interest accrued under the MCFA shall be due and payable upon the occurrence of any event of default under the MCFA, including any maturity default.

c.

Notwithstanding anything to the contrary stated in the MCFA, the Borrowers shall not be required to make amortized payments of principal under the MCFA for the period from June 1, 2023 to May 31, 2026. The amortization of principal shall resume beginning on June 1, 2026, and continue through the applicable Maturity Date.

d.

Prior to the expiration of the current rate cap agreement, the Borrowers shall purchase a replacement cap at a 4% cap rate funded by an escrow account held by the servicer; provided, however, that Fannie Mae would be open to discussing the conversion of the variable rate loan under the MCFA to a fixed rate loan. Any agreement to convert the existing Loan Documents to fixed rate loans remains in Fannie Mae’s sole and absolute discretion.

e.	No other modifications to the MCFA shall be made, except as noted in this Schedule 12 or otherwise agreed to by Fannie Mae.

f.

The Borrowers will pay all fees and expenses, including attorneys’ fees, associated with documenting the modifications identified herein, as well as a $15,000 modification fee for the MCFA. Such fees and expenses shall be paid in cash at the time of the modification.

2.	Modifications to the Loan Agreements. The Loan Modification Agreement shall modify the Loan Agreements along the following terms:

a.

Retroactive to June 1, 2023, a portion of the Interest Rate under each Loan Agreement (the “Deferred Interest”) set forth on the accompanying schedule will be deferred on the corresponding loan for the period from June 1, 2023 to May 31, 2024.

b.

On June 1, 2024, the partial conversion of interest to Deferred Interest shall expire, and the Borrowers shall thereafter pay interest at the Interest Rate specified in each corresponding Loan Agreement. Payment of the accrued Deferred Interest shall be waived; provided, however, that Deferred Interest accrued under a Loan Agreement shall be due and payable upon the occurrence of any event of default under such Loan Agreement, including any maturity default.

c.	The Maturity Date of each Loan Agreement will be extended to December 1, 2026.

d.

Notwithstanding anything to the contrary stated in any Loan Agreement, all amortization of principal under each Loan Agreement shall be deferred until the corresponding Maturity Date, which in the absence of an event of default is extended to December 1, 2026.

e.	No other modifications to the cross-collateralized and individual loans shall be made, except as noted in this Schedule 12 or otherwise agreed to by Fannie Mae.

f.

The Borrowers will pay all fees and expenses, including attorneys’ fees, associated with documenting the modifications identified herein, as well as a $45,000 modification fee. Such fees and expenses shall be paid in cash at the time of the modification.

3.

Additional Principal Paydown. The Borrowers shall make an additional payment to Fannie Mae in the amount of Five Million and 00/100 Dollars ($5,000,000.00) in immediately available funds on or before June 1, 2024 (the “Second Payment”). The Second Payment shall be applied to the principal amount outstanding under one or more of the Credit Facilities; provided that Fannie Mae shall determine the allocation of the Second Payment between the Credit Facilities. Until Fannie Mae’s receipt of the Second Payment, the Borrowers’ obligation to pay the Second Payment shall be collateralized by an additional guaranty (the “Second Payment Guaranty”) from Sonida Senior Living, Inc. in the amount of Five Million and 00/100 Dollars ($5,000,000.00). The Second Payment Guaranty shall be deemed discharged upon Fannie Mae’s receipt of the Second Payment.

4.

Equity Investment. Conversant Capital (“Conversant” or the “Investors”) shall make an equity investment (the “Equity Investment”) in the Company in an amount up to Ten Million and 00/100 Dollars ($10,000,000.00) on an as-needed basis to meet corporate needs. Conversant’s written commitment to funding the Equity Investment shall be a condition precedent to the Loan Modification Agreement. The proceeds of the Equity Investment may be used for general corporate purposes or to satisfy any Subject Property Shortfall, but may not be used to pay dividends of any kind to any parent, owner, or investor or to pay any funded-debt obligation owed to any lender other than Fannie Mae. The Equity Investment made from Conversant to the Borrowers shall be made pursuant to an Equity Commitment Agreement in form and substance reasonably satisfactory to Fannie Mae. Conversant’s obligations under the Equity Commitment Agreement shall survive the commencement of any voluntary or involuntary bankruptcy filing or receivership commenced by or against any of the Borrowers or any of their affiliates. In the event that a monetary default occurs under any Credit Facility at any time after the commencement of the Forbearance Period and is not cured within ten (10) business days, then the Investors’ obligation to fund the remaining balance of the Equity Investment shall immediately accelerate and the remaining balance of the Equity Investment shall be funded by the Investors and paid to Fannie Mae by the Company. Effective on the date the Forbearance Agreement is executed by Borrower and Fannie Mae, Sonida Senior Living, Inc., as parent to and owning 100% of the Borrowers, is required to provide a corporate guaranty in the amount of Ten Million and 00/100 Dollars ($10,000,000.00) (the “Corporate Guaranty”). After the expiration of 24 months, Sonida Senior Living, Inc. may discharge the Corporate Guaranty in exchange in full for an additional Five Million and 00/100 Dollars principal paydown, which shall be allocated by Fannie Mae as among the Credit Facilities.

5.

Cash Sweeps and Capital Expenditure. To the extent that, as to any Credit Facility, the Borrowers generate Net Cash Flow (as defined in the MCFA, which definition will be added to each Loan Agreement) in excess of the corresponding Debt Service Amount (as defined in the Credit Facilities and further amended in the Forbearance Agreement herein) (such excess, “Excess Cash Flow”) in the first twelve months following the execution of the Loan Modification Agreement, such Excess Cash Flow shall be applied as follows:

a.

An amount equal to 50% of such Excess Cash Flow shall be maintained in one or more reserve accounts controlled by the corresponding Loan Servicer and used to fund the agreed capital expenditure amounts set forth in the Cap-Ex Schedule following its delivery to Fannie Mae. Fannie Mae and corresponding Loan Servicer collectively agree to use all commercial and reasonable means to expeditiously process such Excess Cash Flow reserve draws in accordance with the applicable Credit Facilities; and

b.

The Borrowers may use the remaining 50% of any Excess Cash Flow for any lawful corporate purpose, including to pay any Subject Property Shortfall, but may not use such Excess Cash Flow to pay dividends of any kind to any parent, owner, or investor or to pay any funded-debt obligation owed to any lender other than Fannie Mae.

For the avoidance of doubt, the Borrowers’ obligation to fund capital expenditure obligations in accordance with the Cap-Ex Schedule or in the ordinary course of business as required under the Credit Facilities is not subject to the availability of Excess Cash Flow.

6.	Representations and Warranties. The Loan Modification Agreement shall include equivalent representations and warranties of the Borrowers to those set forth in Section 17 of this Agreement.

7.

Costs and Expenses. The Loan Modification Agreement shall include an equivalent reaffirmation and agreement of the Borrowers to the reaffirmation and agreement set forth in Section 7 of this Agreement.

8.	Property Dispositions. The Loan Modification Agreement shall include an equivalent covenant of the Borrowers to the covenant set forth in Section 8 of this Agreement.

9.	Reporting Requirements. The Loan Modification Agreement shall include equivalent reporting covenants of the Borrowers to those set forth in Section 9 of this Agreement.

10.

No Dividends. Each Borrower shall agree that, prior to December 1, 2026, it will not (i) make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any capital stock or other equity interest of such Borrower or (ii) purchase, redeem or otherwise acquire for value any capital stock or other equity interest of any Borrower now or hereafter outstanding; provided, however, nothing in this Section 10 shall (i) interfere with the ordinary transfer of funds between Borrowers and their affiliates for the purpose of paying pooled expenses ordinarily allocable to individual Borrowers as part of the Borrowers’ ordinary centralized disbursement procedures; or (ii) preclude the Company from issuing shares of its common stock to raise money for market transactions including without limitation purchasing additional communities and/or other community-owning entities or similar transactions. Notwithstanding the foregoing, commencing with the date that is 18 months following the effectiveness of the Loan Modification Agreement, the Company shall be permitted to pay dividends solely to the extent that both before and after giving effect to such dividend, (i) no Default or Event of Default exists or would occur as a result thereof under any Loan Document and (ii) the Debt Service Coverage Ratios for all Borrowers, determined on a pro forma basis and after reducing the calculation of Net Cash Flow therein by the amount of such dividend, but without taking into account the effect of the Loan Modification Agreement on the calculation of the Facility Debt Service for any Borrower, equals or exceeds 1.25 for the trailing twelve-month periods ended as of the last day of each of the two most recently ended fiscal quarters for which financial statements have been delivered to Fannie Mae with respect to the Company.

11.	Reserves. The Loan Modification Agreement shall include an equivalent covenant of the Borrowers to the covenant set forth in Section 11 of this Agreement.

12.	Releases. The Loan Modification Agreement shall include indemnitee and release provisions equivalent to the provisions set forth in Section 18 of this Agreement.

13.

Acknowledgment of Enforceability. The Loan Modification Agreement shall include an equivalent acknowledgement provisions of the Borrowers and Guarantors to the acknowledgment provisions set forth in Section 19 of this Agreement.

Schedule of Deferred Interest

Loan Number	Property Name	Deferred Interest
Crossed Pool
1717462286	The Waterford on Huebner	1.19%
1717468273	The Waterford On Huebner 2nd	2.58%
1717462288	Waterford at Fort Worth	1.19%
1717468274	The Waterford at Fort Worth - 2nd	2.58%
1717462289	The Waterford at Thousand Oaks	1.19%
1717468275	The Waterford at Thous Oaks - 2nd	2.58%
1717462291	The Waterford at Fairfield	1.19%
1717468276	The Waterford at Fairfield - 2nd	2.58%
1717462292	The Wellington at North Richland Hills	1.19%
1717468277	The Wellington N Richland Hills 2nd	2.58%
1717462295	The Waterford at Ironbridge	1.19%
1717468278	The Waterford at Ironbridge 2nd	2.58%
1717462293	The Waterford at Mansfield	1.19%
1717468279	The Waterford at Mansfield 2nd	2.58%
1717462290	The Waterford at Plano	1.19%
1717462294	The Wellington at Arapaho	1.19%
1717462287	Waterford at Mesquite	1.19%
1717477596	Waterford at Mesquite 2nd	2.85%
1717462297	The Waterford on Highland Colony	1.19%

Individual Loans
1717459536	The Vintage Senior Living Campus	2.13%
1717462657	The Waterford at Plymouth	1.71%
1717464080	Brookview Meadows	1.67%
1717469390	The Wellington at Springfield	1.65%
1717469831	The Wellington at No Bend Crossing	1.65%

Wells Fargo
1717462161	The Wellington at Dayton	1.24%
1717464420	Waterford at Levis Commons	1.34%
1717470348	Waterford at Levis Commons-2nd	2.58%

Exhibit A

Financing Statements

[Not attached; existing Financing Statements.]

Exhibit B

UCC Amendments

[Not attached; existing UCC Amendments]